SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549


                      _____________________________


                               FORM 8-K

                             CURRENT REPORT
                      PURSUANT TO SECTION 13 OF THE
                     SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 3, 1996





                               DIXIE YARNS, INC.
            (Exact Name of Registrant as specified in its Charter)





      Tennessee                        0-2585               62-0183370
(State or other jurisdiction      (Commission File       (I.R.S. Employer
  of incorporation)                    Number)          Identification No.)





            1100 SOUTH WATKINS STREET, CHATTANOOGA, TN  37404
        (Address of principal executive offices)       (ZIP Code)




    Registrant's telephone number, including area code (423) 698-2501



Item 2.  Acquisition or Disposition of Assets

On June 3, 1996, Dixie Yarns, Inc. ("DIXIE"), sold to American & Efird, Inc. ("A & E"), substantially all of the assets employed by Dixie's Threads USA Division in its industrial sewing threads business ("the BUSINESS"), including real estate, plant, property and equipment, raw materials, supplies, in-process inventories and the trade name "Threads USA" and certain other trade names, corporate names and trademarks used in the Business, but excluding cash, accounts receivable, greige yarn and finished goods inventory, computer mainframe equipment and other systems and assets used by Dixie on a company-wide basis. Dixie's Threads USA Division was operated by subsidiaries T-C Threads, Inc. d/b/a Threads USA, Threads of Puerto Rico, Inc., Productos Para la Industria de la Maquila, S. A. Prima and Hilos Y Accessorios, S. A. de C. V. (collectively "THREADS"). There is no material relationship between A & E and Dixie or any of Dixie's affiliates, directors or officers or any of their associates.

A & E has agreed to sell the finished goods inventory of Threads, for the account of Dixie in the ordinary course of business for a period following the closing as defined in the agreement and to produce and sell products of Threads USA during that period of time. Additionally, A & E has agreed to purchase the greige yarn inventory of Threads, as determined at closing, for the manufacture of Threads USA products sold during such period. A & E has also agreed to assist Dixie in collecting the outstanding accounts receivable of Threads during a period following the closing, as defined in the agreement.

Dixie agreed not to solicit for employment nor hire any person employed by A & E as a nonhourly worker nor to directly or indirectly compete with A & E in the business formerly conducted by the Threads USA Division for a period of five (5) years from the date of the sale.

The purchase price for the assets sold at closing was paid in cash and was approximately $27,347,000. Net proceeds from the transaction, including the ongoing transactions discussed above, are anticipated to be approximately $50,000,000.





Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (b)  Pro Forma Financial Information


           PRO FORMA CONDENSED BALANCE SHEET


The following unaudited Pro Forma Condensed Balance Sheet as of March 30, 1996 gives effect to the sale of substantially all of the operating assets of Threads USA and the assumed subsequent sale of greige yarn and finished goods and the assumed collection of outstanding accounts receivable for aggregate proceeds of approximately $50,000,000. The Company's historical consolidated balance sheet has been adjusted to reflect the deletion of the operating assets and liabilities of Threads USA as described in the accompanying notes as if these transactions had been completed on March 30, 1996.






                                   DIXIE YARNS, INC.
                           PRO FORMA CONDENSED BALANCE SHEET
                                 (dollars in thousands)
                                      (unaudited)


                                                                             PRO FORMA
                                            Historical                      Dixie Yarns,
                                           Dixie Yarns,                     Inc. without
                                               Inc.                         Threads USA
                                            March 30,                        March 30,
                                              1996          Adjustments        1996

ASSETS

CURRENT ASSETS
  Cash and cash equivalents                  $  3,788                         $  3,788
  Accounts receivable - -net                   30,383    (1) $(13,902)          16,481
  Inventories                                 101,292    (2)  (20,494)          80,798
  Assets held for sale                         21,669    (3)  (21,669)              --
  Other current assets                          7,152    (4)   (2,230)           4,922
                      TOTAL CURRENT ASSETS    164,284         (58,295)         105,989

PROPERTY, PLANT AND EQUIPMENT - NET           191,226    (5)     (123)         191,103

INTANGIBLE ASSETS - NET                        35,509                           35,509

OTHER ASSETS                                   11,131    (6)      (65)          11,066







TOTAL ASSETS                                 $402,150        $(58,483)         $343,667
























See notes to Pro Forma Condensed Balance Sheet (Unaudited).



                                                                             PRO FORMA
                                            Historical                      Dixie Yarns,
                                           Dixie Yarns,                     Inc. without
                                               Inc.                         Threads USA
                                            March 30,                        March 30,
                                              1996          Adjustments        1996

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                           $ 27,342    (7) $ (2,253)        $ 25,089
  Accrued expenses                             25,041    (8)   (2,703)          22,338
  Current portion of long-term debt             2,168                            2,168
                 TOTAL CURRENT LIABILITIES     54,551          (4,956)          49,595

LONG-TERM DEBT
  Senior indebtedness                          95,062    (9)  (51,109)          43,953
  Subordinated notes                           50,000                           50,000
  Convertible subordinated debentures          44,782                           44,782
  TOTAL LONG-TERM DEBT                        189,844         (51,109)         138,735

OTHER LIABILITIES                              11,351                           11,351

DEFERRED INCOME TAXES                          29,083   (10)   (2,418)          26,665

STOCKHOLDERS' EQUITY
  Common Stock                                 41,608                           41,608
  Class B Common Stock                          2,206                            2,206
  Additional paid-in capital                  131,620                          131,620
  Retained earnings                             1,456                            1,456
  Minimum pension liability adjustment         (4,116)                          (4,116)
                                              172,774                          172,774
  Less Common Stock in treasury at cost        55,453                           55,453
  TOTAL STOCKHOLDERS' EQUITY                  117,321                          117,321


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $402,150        $(58,483)        $343,667























See notes to Pro Forma Condensed Balance Sheet (Unaudited).



NOTES TO PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)


(1) Adjusted to reflect the collection of outstanding accounts receivable of Threads.


(2) Adjusted to reflect the subsequent sale of all Threads greige yarn and finished goods inventories.


(3) Adjusted to reflect the sale of property, plant and equipment classified as assets held for sale at Threads.


(4) Adjusted to reflect the elimination of other current assets at Threads and the reclassification of deferred taxes.


(5) Adjusted to reflect the sale of property, plant and equipment at Threads not previously classified as "Assets held for sale."


(6) Adjusted to reflect the collection of deposits classified in other assets at Threads.


(7) Adjusted to reflect the payment of outstanding accounts payable at Threads.


(8) Adjusted to reflect the payment of outstanding accrued expenses at Threads.


(9) Adjusted to reflect the reduction in outstanding borrowings by the amount of net cash proceeds.


(10) Adjusted to reflect the reclassification of deferred taxes.







           PRO FORMA CONDENSED STATEMENTS OF OPERATIONS


The following unaudited Pro Forma Condensed Statements of Operations for the year ended December 30, 1995 and the quarter ended March 30, 1996 give effect to the sale of substantially all of the operating assets of Threads USA and the assumed subsequent sale of greige yarn and finished goods and the assumed collection of outstanding accounts receivable for aggregate proceeds of approximately $50,000,000. The Company's historical consolidated results of operations have been adjusted to reflect the deletion of the operating results of Threads USA as described in the accompanying notes. The Pro Forma results are presented as if the transactions had occured as of the beginning of the periods presented and are not necessarily indicative of the results which would have occured had the sale been effective at the beginning of such periods or of future results of operations of the Company.






                                   DIXIE YARNS, INC.
                      PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                     (dollars in thousands, except per share data)
                                      (unaudited)


                                                                             PRO FORMA
                                            Historical                      Dixie Yarns,
                                           Dixie Yarns,                     Inc. without
                                               Inc.                         Threads USA
                                            Year Ended                       Year Ended
                                           December 30,                     December 30,
                                               1995         Adjustments         1995

Net sales                                    $670,842    (A) $(94,572)        $576,270
Cost of sales                                 572,762    (B)  (79,093)         493,669

                              GROSS PROFIT     98,080         (15,479)          82,601


Selling and administrative expenses            82,624    (C)  (13,391)          69,233
Asset valuation losses                         63,425    (D)  (41,480)          21,945
Other (income) expense - net                    1,112    (E)   (1,849)            (737)

   INCOME (LOSS) BEFORE INTEREST AND TAXES    (49,081)         41,241           (7,840)

Interest expense                               15,591    (F)   (3,525)          12,066

         INCOME (LOSS) BEFORE INCOME TAXES    (64,672)         44,766          (19,906)


Income tax provision (benefit)                (12,493)   (G)    7,325           (5,168)


                         NET INCOME (LOSS)   $(52,179)       $ 37,441         $(14,738)



Net income (loss) per common
  and common equivalent share                $  (4.44)                        $  (1.25)




Weighted average number of common and
  common equivalent shares outstanding         11,744                           11,744














See notes to Pro Forma Condensed Statements of Operations (Unaudited).


                                   DIXIE YARNS, INC.
                      PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                     (dollars in thousands, except per share data)
                                      (unaudited)

                                                                             PRO FORMA
                                          (H) Historical                    Dixie Yarns,
                                           Dixie Yarns,                     Inc. without
                                               Inc.                         Threads USA
                                          Quarter Ended                    Quarter Ended
                                            March 30,                        March 30,
                                              1996       (H) Adjustments       1996

Net sales                                    $161,520    (I) $(23,882)        $137,638
Cost of sales                                 137,260    (J)  (19,415)         117,845

                              GROSS PROFIT     24,260          (4,467)          19,793


Selling and administrative expenses            20,806    (K)   (3,099)          17,707
Other (income) expense - net                      693    (L)        8              701

   INCOME (LOSS) BEFORE INTEREST AND TAXES      2,761          (1,376)           1,385

Interest expense                                3,977    (M)     (828)           3,149

         INCOME (LOSS) BEFORE INCOME TAXES     (1,216)           (548)          (1,764)


Income tax provision (benefit)                   (225)   (N)     (201)            (426)


                         NET INCOME (LOSS)   $   (991)       $   (347)        $ (1,338)



Net income (loss) per common
  and common equivalent share                $  (0.09)                        $  (0.12)




Weighted average number of common and
  common equivalent shares outstanding         11,196                           11,196















See notes to Pro Forma Condensed Statements of Operations (Unaudited).



NOTES TO PRO FORMA CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)



(A)  Net sales has been adjusted to eliminate the sales made by Threads.


(B)  Cost of sales has been adjusted to elimate the cost of Threads sales.


(C) Selling and administrative expenses have been adjusted to eliminate the selling and administrative expenses of Threads and to reflect an estimated reduction in the level of corporate expenses remaining after the sale of Threads.


(D) Asset valuation losses have been adjusted to eliminate the valuation losses attributable to Threads.


(E) Other (income) expense - net has been adjusted to eliminate the other expenses of Threads.


(F) Interest expense has been adjusted to reflect estimated interest savings (at 7.05%, the historical incremental borrowing rate paid by the Company) due to the assumed reduction in outstanding long-term debt of $50,000,000.


(G) Income tax provision (benefit) has been adjusted to reflect the tax deductible portion of the pro forma adjustments at the approximate combined Federal and State income tax rates for the period presented The overall effective income tax rate applicable to the pro forma adjustments differs from the statuatory income tax rate due primarily to the non-deductibe write-off of intangible assets included in the asset valuation losses.


(H) Under the provisions of FAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", depreciation expense is not recorded for assets held for sale during the holding period. Accordingly, the historical results of operations and the pro forma adjustments for the quarter ended March 30, 1996 excluded depreciation expense of approximately $1,321,000 and therefore are not necessarily indicative of results from continuing operations.


(I)  Net sales has been adjusted to eliminate the sales made by Threads.


(J)  Cost of sales has been adjusted to elimate the cost of Threads sales.





(K) Selling and administrative expenses have been adjusted to eliminate the selling and administrative expenses of Threads and to reflect an estimated reduction in the level of corporate expenses remaining after the sale of Threads.


(L) Other (income) expense - net has been adjusted to eliminate the other income of Threads.


(M) Interest expense has been adjusted to reflect estimated interest savings (at 6.62%, the historical incremental borrowing rate paid by the Company) due to the assumed reduction in outstanding long-term debt of $50,000,000.


(N) Income tax provision (benefit) has been adjusted to reflect the tax deductible portion of the pro forma adjustments at the approximate combined Federal and State income tax rates for the period presented.




      (c)  Exhibits

           Exhibits (2a), (2b), (2d) and (2e) listed below omit certain schedules and exhibits, which are listed therein. The
           Registrant hereby undertakes to furnish a copy of any such omitted schedule or exhibit supplementally upon request of the Commission's Staff.

           (1)  Exhibits Incorporated by Reference:

                None.

           (2)  Exhibits Filed with this Report:

                (2a) Asset Purchase Agreement dated May 23, 1996, by and among T-C Threads, Inc. d/b/a Threads USA, Threads of Puerto Rico, Inc., Productos para la Industria de la Maquila, S. A., PRIMA, Hilos y Accessorios, S. A. de C. V., and Dixie Yarns, Inc. and American & Efird, Inc.

                (2b) Amendment, dated May 31, 1996, to Asset Purchase Agreement dated May 23, 1996, by and among T-C Threads, Inc. d/b/a Threads USA, Threads of Puerto Rico, Inc., Productos para la Industria de la Maquila, S. A., PRIMA, Hilos y Accessorios, S. A. de
                      C. V., and Dixie Yarns, Inc. and American & Efird,
                      Inc.

                (2c) Second Amendment, dated June 3, 1996, to Asset Purchase Agreement dated May 23, 1996, by and among T-C Threads, Inc. d/b/a Threads USA, Threads of Puerto Rico, Inc., Productos para la Industria de la Maquila, S. A., PRIMA, Hilos y Accessorios, S. A. de
                      C. V., and Dixie Yarns, Inc. and American & Efird,
                      Inc.

                (2d) Yarn and Finished Goods Agreement dated as of June 3, 1996, by and among T-C Threads, Inc. d/b/a Threads USA, Threads of Puerto Rico, Inc., Productos para la Industria de la Maquila, S. A., PRIMA, Hilos y Accessorios, S. A. de C. V., and Dixie Yarns, Inc. and American & Efird, Inc.

                (2e) Accounts Receivable Agreement dated as of June 3, 1996, by and among T-C Threads, Inc. d/b/a Threads USA, Threads of Puerto Rico, Inc., Productos para la Industria de la Maquila, S. A., PRIMA, Hilos y Accessorios, S. A. de C. V., and Dixie Yarns, Inc. and American & Efird, Inc.

                (2f) Noncompetition Agreement dated as of June 3, 1996, by and among T-C Threads, Inc. d/b/a Threads USA, Threads of Puerto Rico, Inc., Productos para la Industria de la Maquila, S. A., PRIMA, Hilos y Accessorios, S. A. de C. V., and Dixie Yarns, Inc. and American & Efird, Inc.


                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    DIXIE YARNS, INC.
                                 _________________________

                                    (Registrant)






                                 By:/s/D. EUGENE LASATER
                                    ______________________

                                       D. Eugene Lasater
                                       Controller



                                 Date:  June 17, 1996
                                      ____________________






                               DIXIE YARNS, INC.
                          CURRENT REPORT ON FORM 8-K
                                 EXHIBIT INDEX


Exhibit No.         Description

(2a) Asset Purchase Agreement dated May 23, 1996, by and among T-C Threads, Inc. d/b/a Threads USA, Threads of Puerto Rico, Inc., Productos para la Industria de la Maquila, S. A., PRIMA, Hilos y Accessorios, S. A. de C.V., and Dixie Yarns, Inc. and American & Efird, Inc.

(2b) Amendment, dated May 31, 1996, to Asset Purchase Agreement dated May 23, 1996, by and among T-C Threads, Inc. d/b/a Threads USA, Threads of Puerto Rico, Inc., Productos para la Industria de la Maquila, S. A., PRIMA, Hilos y Accessorios, S. A. de C. V., and Dixie Yarns, Inc. and American & Efird, Inc.

(2c) Second Amendment, dated June 3, 1996, to Asset Purchase Agreement dated May 23, 1996, by and among T-C Threads, Inc., d/b/a Threads USA, Threads of Puerto Rico, Inc., Productos para la Industria de la Maquila, S. A., PRIMA, Hilos y Accessorios, S. A. de C. V., and Dixie Yarns, Inc. and American & Efird, Inc.

(2d) Yarn and Finished Goods Agreement dated as of June 3, 1996, by and among T-C Threads, Inc. d/b/a Threads USA, Threads of Puerto Rico, Inc., Productos para la Industria de la Maquila, S. A., PRIMA, Hilos y Accessorios, S. A. de C. V., and Dixie Yarns, Inc. and American & Efird, Inc.

(2e) Accounts Receivable Agreement dated as of June 3, 1996, by and among T-Threads, Inc. d/b/a Threads USA, Threads of Puerto Rico, Inc., Productos para la Industria de la Maquila, S. A., PRIMA, Hilos y Accessorios, S. A. de
                    C. V., and Dixie Yarns, Inc. and American & Efird, Inc.

(2f) Noncompetition Agreement dated as of June 3, 1996, by and among T-C Threads, Inc. d/b/a Threads USA, Threads of Puerto Rico, Inc., Productos para la Industria de la Maquila, S. A., PRIMA, Hilos y Accessorios, S. A. de
                    C. V., and Dixie Yarns, Inc. and American & Efird, Inc.